SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 30, 2004


                        General DataComm Industries, Inc.
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               (Exact Name of Registrant as Specified in Charter)



          Delaware                       1-8086                  06-0853856
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(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)


           6 Rubber Avenue, Naugatuck CT                    06770
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      (Address of Principal Executive Offices)            (Zip Code)


        Registrant's telephone number, including area code (203)-729-0271
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 8.01. Other Events
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           On November 30, 2004, the Corporation sold its 25% minority interest in its former Mexican subsidiary, Grupo General DataComm de Mexico, S.A. de C.V., for $300,000. Such amount will be reported as profit in the quarter-ending December 31, 2004. The proceeds were applied to the Corporation's outstanding loans with its senior lenders.

           In addition, the Corporation entered into a twelve-month trademark license agreement with the former Mexican subsidiary for an aggregate license fee of $150,000.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             General DataComm Industries, Inc.
                                               (Registrant)


                                             By: /S/ WILLIAM G. HENRY
                                                 -------------------------------
                                                 William G. Henry
                                                 Vice President,
                                                 Finance and Administration, and
                                                 Principal Financial Officer

December 3, 2004

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